UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2007

PLAYERS NETWORK
(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-29363 (Commission file number)	88-0343702 (I.R.S. Employer Identification Number)

4260 Polaris Avenue Las Vegas, Nevada 89103 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:    (702) 895-8884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On July 20, 2007, Players Network (the “Company”) issued 1,250,000 shares of its common stock, par value $0.001 per share, at a purchase price of $0.20 per share pursuant to a subscription agreement by and between the Company and Lyle A. Berman Revocable Trust. The issuance of the shares of common stock described in the preceding sentence is exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for a transaction not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 2007

PLAYERS NETWORK

By:	/s/ Mark Bradley
Mark Bradley
Chief Executive Officer